SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 18, 2000



                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   333-36244                 41-1808858
 (State or other jurisdiction       (Commission)             (I.R.S. employer
       of incorporation)            file number)            identification no.)


          8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN 55437
                    (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code (952) 832-7000
          (Former name or former address, if changed since last report)


                         Exhibit Index located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements and Exhibits.

Information and Exhibits.

(a)      Financial Statements of businesses acquired.

         Not applicable.

(b)      Pro Forma financial information.

         Not applicable.

(c)      Exhibit No.                 Description
         ----------                  -------------
           25.1                      Form  T-1  Statement  of Eligibility of
                                     The Chase Manhattan Bank under the Trust
                                     Indenture  Act of 1939, as amended of a
                                     corporation designated to act as Trustee.
                                     (Certain exhibits to Form T-1 are
                                     incorporated by reference to Exhibit 25.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RESIDENTIAL FUNDING MORTGAGE
                                               SECURITIES II, INC.
                                               By:   /s/ Lisa R. Lundsten
                                                     Lisa R. Lundsten
                                                     Vice President

Dated: September 18, 2000

Exhibit Index

Exhibit         Description                                            Page
-------         -----------                                            ----
25.1            Form T-1 Statement of Eligibility of The Chase          5
                Manhattan    Bank   under   the   Trust
                Indenture  Act of 1939, as amended of a
                corporation   designated   to   act  as
                Trustee.  (Certain exhibits to Form T-1
                are   incorporated   by   reference  to
                Exhibit 25.1).

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